EXHIBIT 32.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SEC. 1350)

I, David G. Fiore, President and Chief Executive Officer of American Achievement Corporation and AAC Group Holding Corp. (the “Companies”), hereby certify that:

(1) The Quarterly Report of the Companies on Form 10-Q/A for the quarter ended November 27, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies as of the dates and for the periods expressed in the Report.

Date: August 5, 2005

/s/ DAVID G. FIORE

Name:	David G. Fiore
Title:	President and Chief Executive
Officer (principal executive officer)

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